Exhibit 10.11

HIGHLY CONFIDENTIAL	EXECUTION VERSION

[***] Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 5 TO

CO-DEVELOPMENT AND COLLABORATION AGREEMENT

This Amendment No. 5 (this “Amendment No. 5”) to the Current Agreement (as defined below) is made as of January 22, 2018 (the “Amendment Effective Date”)

by and between,

NOVARTIS PHARMA AG, a corporation (Aktiengesellschaft) incorporated in Switzerland whose registered office is at Lichtstrasse 35, 4056 Basel, Switzerland (“Novartis”)

and

GENMAB A/S, a Danish corporation having its principal office at Kalvebod Brygge 43, DK-1560, Copenhagen V, Denmark (“Genmab”).

Novartis and Genmab are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”  All capitalized terms used but not defined herein shall have the meaning set forth in the Current Agreement (as defined below).

WITNESSETH

WHEREAS, Glaxo Group Limited (“GSK” ) and Genmab were parties to a Co-Development and Collaboration Agreement, dated December 19, 2006, as amended from time to time, including by the amendments dated June 30, 2008 (Amendment No. 1), December 18 , 2008 (Amendment No. 2), July 1, 2010 (Amendment No. 3), and December 20, 2010 (Amendment No. 4) and by letter agreements dated February 16, 2007, February 3, 2009, March 10, 2010, June 8, 2012, and February 15, 2013 (as so amended, the “Original GSK Agreement”);

WHEREAS, the Original GSK Agreement was novated by GSK to Novartis pursuant to a Novation Agreement, dated November 3, 2014, by and among GSK, Novartis and Genmab, and the Original GSK Agreement was further amended pursuant to the Novation Agreement (as amended by the Novation Agreement, the “Current Agreement”);

WHEREAS, Novartis is currently Developing and Commercialising the Product known as Arzerra® in the Territory for certain Oncology Indications; and

WHEREAS, the Parties have agreed to further amend the Current Agreement and enter into certain other transactions on the terms and subject to the conditions set forth in this Amendment No. 5 (as so amended, the “Amended Agreement”).

NOW, THEREFORE, the Parties hereby agree as follows:

Section 1 - Consideration

In partial consideration of the rights granted to Novartis hereunder, Novartis shall pay Genmab fifty million dollars (US$50,000,000) within [***] days following the Amendment Effective Date.

Section 2 - Amendments to the Current Agreement

2.1                               Clause 1.42 (Development) of the Current Agreement is hereby deleted in its entirety and replaced with the following:

“1.42                  “Development” (including variations such as “Develop” and “Developing”) shall mean the performance of any and all activities relating to obtaining Regulatory Approvals of the Product as well as maintaining such Regulatory Approvals (provided, however, that with regard to the Arzerra Product, the reference to maintaining Regulatory Approvals shall only apply with respect to the USA and only until the [***] for the USA).  Development activities include [***], but otherwise excludes Manufacture and Commercialisation activities.”

2.2                               Clause 1.44 (Development Plan) of the Current Agreement is hereby deleted in its entirety and replaced with the following:

“1.44                  “Development Plan” shall mean the plan for the Development of the Arzerra Product (other than the Arzerra Product for ROW Countries) for the Oncology Indication as updated and approved at least annually by the OT and JSC, if applicable.”

2.3                               Additionally, the following terms as used hereinafter in this Amendment No. 5 shall have the meaning set forth in this Section and shall be deemed included where indicated in the defined terms listed in Section I of the Current Agreement:

“1.5A                “Arzerra Activities” shall mean the Manufacture, Development and/or Commercialisation of the Arzerra Product.”

“1.5B                “Arzerra Product” shall mean the Product Commercialised under the brand name Arzerra® for certain Oncology Indications in any country in the Territory.”

“1.5C                “[***]” shall mean [***].

“1.5D                “[***]” shall have the meaning set forth in [***].

“1.5E                 “[***]” shall mean [***].

“1 .40A “Current Clinical Study” shall have the meaning set forth in Clause 4.18.”

“1.99A “Oncology Clinical Studies” shall mean all Clinical Studies, whether carried out by Novartis and its Affiliates or by a Third Party on behalf of Novartis and its Affiliates, for any Oncology Indications.”

“1.126A “ROW Countries” shall mean all countries in the Territory [***]”

“1.133A “Sub-Territory” shall mean each of the [***]

“1.142A “[***]” shall mean [***].

2.4                               Clause 2.4 of the Current Agreement is hereby amended to add the following at the end of such Clause:

“Notwithstanding any other provision of this Agreement, (i) the JSC shall have no decision-making authority with respect to any decision regarding any [***] and (ii) effective as of the applicable [***] with respect to a Sub-Territory, the JSC shall thereafter have no decisionmaking authority with respect to Arzerra Activities in such Sub-Territory, all of which decision-making authority (for both (i) and (ii)) shall be retained by Novartis and exercised in its sole discretion.  Novartis shall provide an update on the progress of [***] to Genmab at each JSC meeting until complete.”

2.5                               Clause 2.8 (Decision making) of the Current Agreement is hereby amended to add the following at the end of such Clause:

“For clarity, effective as of the applicable [***] with respect to a Sub-Territory, all Arzerra Activities in such Sub-Territory shall thereafter be outside the purview of the JSC.”

2.6                               Clause 4.2 (Responsibilities of Development Team) of the Current Agreement is hereby amended to add the following at the end of such Clause:

“Notwithstanding any other provision of this Agreement, effective as of the applicable [***] with respect to a Sub-Territory, the DT shall thereafter have no decision-making authority with respect to Development of the Arzerra Product in such Sub-Territory, all of which decision-making authority shall be retained by Novartis and exercised in its sole discretion.”

2.7                               Clause 4.5 (Decision Making) of the Current Agreement is hereby amended to add the following at the end of such Clause:

“For clarity, effective as of the applicable [***] with respect to a Sub-Territory, all Development of the Arzerra Product in such Sub Territory shall thereafter be outside the purview of the DT.”

2.8                               The first sentence of Clause 4.7 (Development Efforts) of the Current Agreement is hereby deleted in its entirety and replaced with the following:

“Each Party shall use its Commercially Reasonable Efforts to perform its respective tasks and obligations in conducting all work assigned to it in any Development Plan or by the JSC, and in connection with any Development (other than Development of the Arzerra Product for ROW Countries) for which a particular Party has final decision-making in accordance with Clause 25.3.”

2.9                               Clause 4.13 (Regulatory Meetings and Communications) of the Current Agreement is hereby amended to add the following at the end of such Clause:

“Notwithstanding the other provisions of this Clause 4.13, all interactions with Regulatory Authorities (including meetings, correspondence, inspections and other communications) with respect to any [***] by Novartis shall be the sole responsibility of Novartis, and Novartis shall determine in its sole discretion Genmab’s right, if any, to participate in such interactions, including participation in any such meetings or inspections, receiving copies of or reviewing or commenting on any such correspondence or other communications.”

2.10                        Clause 4.18 (Current Clinical Studies) of the Current Agreement is hereby deleted in its entirety and replaced with the following:

“Current Clinical Study.  [***]

2.11                        Clause 5.1 (Commercialisation Efforts) of the Current Agreement is hereby deleted in its entirety and replaced with the following:

“Commercialisation Efforts.  Novartis shall have the exclusive right to Commercialise the Product.  Novartis agrees to use Commercially Reasonable Efforts to Commercialise the Product in accordance with the terms and conditions of this Agreement; provided, that such obligation to use Commercially Reasonable Efforts to Commercialise the Arzerra Product shall terminate with respect to any Sub-Territory as of the [***] for such Sub-Territory.”

2.12                        Clause 6.1 (Novartis Commercialisation Efforts) of the Current Agreement is hereby deleted in its entirety and replaced with the following:

“[RESERVED]”.

2.13                        The following new Clause 6.5 ([***]) is hereby inserted immediately· following Clause 6.4 (Debarment Limitations) of the Current Agreement:

“[***]

(A)                               [***] Countries.  Notwithstanding any other provision of this Agreement (including Clause 5.1), Novartis shall have the right, exercisable in its sole discretion at any time following the [***], to effect a [***] from the ROW Countries.

(B)                               [***].  Subject to Clause 6.5(C) but notwithstanding any other provision of this Agreement (including Clause 5.1), Novartis shall have the right, exercisable in its sole discretion at any time following the [***], to effect a [***] in the [***].  In the event of such [***] in the [***], Novartis shall be obligated to make a [***] payment to Genmab as follows:

[***] in the [***] occurs during the Months following the [***] as follows:	Payment Amount
[***]	[***]

For purposes of the foregoing table, “[***]” shall mean a period of [***].  The first [***] period will begin on the first (1st) day of the calendar month of the [***] and run until the end of the [***] thereafter.  Thereafter each [***] period will be calculated from the anniversary of the end of the [***] period.  As an example, if the [***] is on [***], the [***] period will run from [***] to [***].  Thereafter each [***] period will run from [***] to [***].  As an example, if the [***] is [***] after the [***], Novartis would be obligated to pay Genmab [***] as a [***] payment.  For clarity, in no event will Novartis be obligated to make more than one (1) payment under this Clause 6.5(B), and such payment will only be payable in the event that Novartis exercises its right to effect a [***] in the USA.  For the avoidance of doubt, Novartis shall only be entitled to make a [***] in the USA by providing written notice thereof in accordance with Clause 6.5(C).

(C)                               In order to exercise its right to effect a [***] with respect to a Sub-Territory in accordance with this Clause 6.5, Novartis shall provide written notice thereof to Genmab.  In the case of the [***] in the [***], any Payment Amount that becomes due and payable shall be paid by Novartis within [***] following such written notice.  As per the Amendment Effective Date, Novartis hereby provides notice to Genmab pursuant to this Clause 6.5(C) to effect a [***] from the [***] Countries.

(D)                               Upon [***] with respect to a Sub-Territory, Novartis hereby agrees to run a managed access program with respect to the Arzerra Product in a Sub-Territory, in accordance with [***] and applicable local laws and regulations upon [***] in such Sub-Territory.  Patient access to the Managed Access Program shall be provided [***]  Novartis and its Affiliates shall be solely responsible for the Managed Access Program and shall have all decision-making authority in relation thereto.”

2.14                        Clause 12.2 of the Current Agreement is hereby amended to add the following at the end of such Clause:

“Further, the terms of this Agreement shall be considered Confidential Information of each Party.”

2.15                        The table pertaining to the [***] Development Milestones within Clause 16.3 (Milestone Payments) of the Current Agreement detailing the Development Milestones for Product within the [***] Indications is hereby deleted in its entirety and replaced by the following:

“Event	Milestone Payment
[***] Development Milestones
[***]	[***]

For the sake of clarity, (i) except as set forth in the table above, no other Oncology Development Milestones shall be payable, and (ii) the table shall remain unamended with regard to the [***] Development Milestones and Sales Milestones.”

2.16                        The following new Clause 17.10 is hereby inserted immediately following Clause 17.9 of the Current Agreement:

“For clarity, as of the [***] Novartis shall continue to make royalty payments on any Net Sales of the Arzerra Product to Genmab on the terms set forth in the Agreement in the relevant Sub-Territory.”

2.17                        Clause 25.3 (Reserved Disputes) of the Current Agreement is hereby amended to add the following at the end of such Clause:

“Notwithstanding any other provision of this Agreement, effective as of the applicable [***] with respect to a Sub-Territory, any Disputes with respect to any Arzerra Activities in such Sub-Territory shall thereafter not be deemed to be a Reserved Dispute, and all decision-making authority with respect to such Arzerra Activities in such Sub-Territory shall be retained by Novartis and exercised in its sole discretion.”

2.18                        Clause 28.1 (Public Disclosures) of the Current Agreement is hereby amended to add the following at the end of such Clause:

“Notwithstanding any other provision of this Agreement but subject to the second sentence of this Clause, Novartis shall have the sole right, exercisable in its sole discretion, to make any public announcements or disclosures regarding any [***] or the terms and conditions of this Agreement (or any other agreement between the Parties or their Affiliates) applicable thereto (an “[***]”).  Notwithstanding the before mentioned in this Clause 28.1, the Parties have agreed on a communications plan and final communications materials, including Genmab s company announcement appended as Schedule II, to Third Parties with respect to the [***] for the [***] Countries which shall govern the public announcements or disclosures regarding a [***] in such [***] Countries, including any communications to or required by any stock or securities exchange on which the securities of such Party or its Affiliates are listed or quoted.  Each Party agrees to use these and only these materials to communicate with Third Parties with respect to any [***] in the [***] Countries.  Any changes to the communications materials shall be agreed in writing between the Parties.  In the event that a [***] becomes relevant in the [***], the Parties shall no later than [***] in advance of the [***] thereof agree on public announcements or disclosures regarding such [***]; provided, that, for clarity, if the Parties fail to agree, each Party shall be entitled to make such public announcements or disclosures which are required under applicable law or rules and regulations of an applicable stock exchange and immediately thereafter provide a copy of the announcement or disclosure to the other Party.”

2.19                        Clause 28.2 (Disclosures Required by Law) of the Current Agreement is hereby amended to add the following at the end of such Clause:

“Notwithstanding the foregoing, in the event of a Dispute regarding whether an [***] is required to be disclosed pursuant to this Clause 28.2, Novartis shall have the final decision except to the extent that Genmab can provide an opinion of outside legal counsel as to the requirement to make such [***].  Novartis shall reimburse Genmab for all reasonable external counsel costs related to obtaining such opinion.”

2.20                        Exhibit 4.18 of the Current Agreement is hereby deleted in its entirety and replaced with the following:

[***]

Section 3 - Release

Genmab, on behalf of itself and its Affiliates and their respective successors and assigns, does hereby release Novartis and its Affiliates and their respective directors, officers, employees, agents, successors and assigns, from and hereby waives any and all claims, including claims for breach of the Amended Agreement, liabilities and other Losses, whether known or unknown, related to or arising out of or in connection with the disputes referenced in the correspondence between the Parties listed on Schedule I attached hereto.  Novartis, on behalf of itself and its Affiliates and their respective successors and assigns, does hereby release Genmab and its Affiliates and their respective directors, officers, employees, agents, successors and assigns, from and hereby waives any and all claims, including claims for breach of the Amended Agreement, liabilities and other Losses, whether known or unknown, related to or arising out of or in connection with the disputes referenced in the correspondence between the Parties listed on Schedule I attached hereto.

Section 4 - Publicity; Disclosure

Neither Party shall have the right to issue a press release or public announcement regarding or otherwise disclose the existence or terms of this Amendment No. 5 except with the prior written consent of the other Party or in accordance with Clauses 12.3 and 28 of the Amended Agreement.

Section 5 - Mutual Warranties

Each Party warrants to the other as at the Amendment Effective Date that:

a.              This Amendment No. 5 has been duly executed and delivered by such Party and constitutes the valid and binding obligation of such Party, enforceable against that Party in accordance with its terms, except as enforceability may be limited by Laws of bankruptcy, fraudulent conveyance, insolvency, moratorium and other Laws relating to or affecting creditors’ rights generally and by general equitable principles;

b.              The execution, delivery and performance of this Amendment No. 5 have been duly authorised by all necessary action on the part of such Party and its officers and directors; and

c.               The execution, delivery and performance of this Amendment No. 5 do not breach, violate, contravene or constitute a default under any contracts, arrangements or commitments to which such Party is a party or by which it is bound, nor does the execution, delivery and performance of this Amendment No. 5 by such Party violate any Law of any court, governmental body or administrative or other agency having authority over it.

Section 6 - Miscellaneous

a.              No Waiver.  A waiver by either Party of any of the terms and conditions of this Amendment No. 5 in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof.  All rights, remedies, undertakings, obligations and agreements contained in this Amendment No. 5 shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

b.              Notices.  All notices, reports, requests or demands required or permitted under this Amendment No. 5 shall be sent by air courier or by e-mail, properly addressed to the respective Parties as follows:

If to Genmab:

[***]

If to Novartis:

[***]

With a copy to:

[***]

or to such addresses or addresses as the Parties hereto may designate for such purposes, during the Term.  Notices shall be deemed to have been sufficiently given or made:  (i) if by e-mail, when performed, provided that confirmation of receipt is received from the recipient, and (ii) if by air courier, upon receipt by the Party.

c.               Independent Contractors.  No agency, partnership or joint venture is hereby established; each Party shall act hereunder as an independent contractor.  Neither Party shall enter into, or incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other Party any contractual obligations, expenses or liabilities whatsoever.

d.              Assignment.  Clause 30.6 of the Current Agreement shall apply to this Amendment No. 5 as if set forth herein.

e.               No Third Party Rights.  No person who is not a Party to this Amendment No. 5 shall have any rights under the Contracts (Rights of Third Parties) Act to enforce any term of this Amendment No. 5.

f.                Invalidity.  If any provision of this Amendment No. 5 shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, the legality, validity and enforceability of the remainder of this Amendment No. 5 in that jurisdiction shall not be affected, and the legality, validity and enforceability of the whole of this Amendment No. 5 in any other jurisdiction shall not be affected.

g.               Counterparts.  This Amendment No. 5 may be executed in any number of counterparts, which shall together constitute one Amendment No. 5.  Any Party may enter into this Amendment No. 5 by signing any such counterpart.

h.              Governing Law; Arbitration.  This Amendment No. 5 shall be governed by and construed in accordance with [***] law.  In the event of any dispute between the Parties with respect to the interpretation, breach, or validity of this Amendment No. 5, such dispute shall be resolved through binding arbitration in accordance with Clause 25.4(A) of the Amended Agreement.

i.                  Integration.  Except as explicitly amended herein, no further amendment shall be made to the Current Agreement and all other terms of the Current Agreement remain in full force and unamended.  This Amendment No. 5, together with the Current Agreement, being the Amended Agreement constitute the entire agreement between the Parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements, representations, understandings and commitments with respect thereto, provided that nothing herein shall exclude or limit liability for fraudulent misrepresentation.  No terms or provisions of this Amendment

No. 5 shall be varied, extended or modified by any prior or subsequent statement, conduct or act of either of the Parties, except by a written instrument specifically referring to and executed in the same manner as this Amendment No. 5.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to the Current Agreement to be executed by their duly authorized representatives as of the Amendment Effective Date.

NOVARTIS PHARMA AG	GENMAB A/S

By:	By:
Name:	Name:
Title:	Title

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Co-Development and Collaboration Agreement]